INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA)

ZOMEDICA PHARMACEUTICALS CORP.

NUMBER

5418496

SHARES

*12345678901************
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THIS CERTIFIES THAT

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* PROOF * 5418496 * CA98979F1071 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES ZOMEDICA PHARMACEUTICALS CORP. * ZOMEDICA PHARMACEUTICALS CORP. * PROOF * 5418496 * CA98979F1071 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES ZOMEDICA PHARMACEUTICALS CORP. * ZOMEDICA PHARMACEUTICALS CORP. * PROOF * 5418496 * CA98979F1071 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES ZOMEDICA PHARMACEUTICALS CORP. * ZOMEDICA PHARMACEUTICALS CORP. * PROOF * 5418496 * CA98979F1071 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES ZOMEDICA PHARMACEUTICALS CORP. * ZOMEDICA PHARMACEUTICALS CORP. * PROOF * 5418496 * CA98979F1071 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES ZOMEDICA PHARMACEUTICALS CORP. * ZOMEDICA PHARMACEUTICALS CORP. * PROOF * 5418496 * CA98979F1071 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES ZOMEDICA PHARMACEUTICALS CORP. * ZOMEDICA PHARMACEUTICALS CORP. * PROOF * 5418496 * CA98979F1071 * 12345

Is the Registered Holder of

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* PROOF * 5418496 * CA98979F1071 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES ZOMEDICA PHARMACEUTICALS CORP. * ZOMEDICA PHARMACEUTICALS CORP. * PROOF * 5418496 * CA98979F1071 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES ZOMEDICA PHARMACEUTICALS CORP. * ZOMEDICA PHARMACEUTICALS CORP. * PROOF * 5418496 * CA98979F1071 * 12345678901 FULLY PAID AND NON

ISIN: CA98979F1071
CUSIP: 98979F107

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL STOCK OF
ZOMEDICA PHARMACEUTICALS CORP.

transferable only on the books of the Corporation by the registered holder hereof in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar duly authorized by the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers.

DATED: NOVEMBER 17, 2016

President and Chief Executive Officer

Chief Financial Officer

Countersigned and registered
CST Trust Company
Transfer Agent and Registrar

BY:____________________
Authorized Signature

The shares represented by this certificate are transferable at the office of CST Trust Company in Toronto, Ontario and Montreal, Quebec.

9640001 0 G DUMMY PROOF - 00065832 SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO 999999999 G4456893

5418496

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

____

(**Print** name(s) of person(s) to whom the securities are being transferred and the address for the register)

____

____ shares

(number of shares if blank, deemed to be all)

of the Company represented by this certificate, and hereby irrevocably constitutes and appoints ______________________ the attorney of the undersigned to transfer the said securities with full power of substitution in this matter:

Dated ________________

Signature Guarantee(s)*
(the transfer cannot be processed without acceptable guarantees of all signatures)

Transferor(s) Signature(s)*

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____

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* For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes.
In addition, every signature must be **Signature Guaranteed** by a Canadian Schedule 1 chartered bank, or a member of one of the recognized medallion programs - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).